UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 28, 2010

Date of Report (Date of earliest event reported):

Commission File Number: 2-78335-NY

-----------------------------------

PHI Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada                                                 90-0114535

                                                                      (State or other jurisdiction of                        (I.R.S. Employer

       incorporation or organization)                        Identification No.)

17011 Beach Blvd., Suite 1230, Huntington Beach, California 92647

(Address of principal executive offices)

(714) 843-5450

(Issuer's telephone number, including area code)

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 22, 2010, Ghanshyam Dass resigned from his position on the Board of Directors of PHI Group, Inc. (the "Company").  There were no disagreements with the Company's management regarding policies or operations which lead to Mr. Dass's decision to retire as a director.

Item 9.01    Exhibits.

17.1 – Resignation letter from Ghanshyam Dass, dated September 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2010

PHI GROUP, INC.

/s/ Henry Fahman

     Henry Fahman,

     Chairman and CEO